UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     October 19, 2006
                                                  ------------------------------

                               AMREP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

Oklahoma                          1-4702                   59-0936128
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(State or Other Jurisdiction      (Commission File        (IRS Employer
of Incorporation)                 Number)                 Identification Number)

300 Alexander Park, Suite 204, Princeton, New Jersey              08540
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      (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200
                                                    ----------------------------

212 Carnegie Center, Suite 302, Princeton, New Jersey  08540
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On October 19, 2006, the Compensation and Human Resources Committee of AMREP Corporation (the "Company") approved an annual salary increase to the indicated amount for one executive officer effective October 2, 2006, and bonuses for performance during the Company's fiscal year ended April 30, 2006 for executive officers, as follows:

          James Wall, Director and Senior Vice President of the Company; Chairman of the Board, President and Chief Executive Officer of the Company's AMREP Southwest Inc. subsidiary - $56,700 bonus;

          Peter M. Pizza, Vice President, Chief Financial Officer and Treasurer of the Company - $184,860 annual salary and $20,000 bonus; and

          Michael P. Duloc, President and Chief Operating Officer of the Company's Kable Media Services, Inc. subsidiary and of its fulfillment and distribution services businesses - $90,000 bonus.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMREP CORPORATION
                                             -----------------
                                             (Registrant)

                                             By: /s/ Peter M Pizza
                                                 -----------------
                                                 Peter M. Pizza
                                                 Vice President and
                                                 Chief Financial Officer

Date:  October 24, 2006













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